AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
             FAYETTEVILLE LITHOTRIPTERS LIMITED PARTNERSHIP - UTAH I


                  THIS AMENDMENT, effective as of the 1st day of June, 1999, is entered into by and among Lithotripters, Inc., a North Carolina corporation and the General Partner of Fayetteville Lithotripters Limited Partnership-Utah I, a Utah limited partnership (the "Partnership"), and the Limited Partners of the Partnership.

                                R E C I T A L S:
                                 ---------------

                  1. The General Partner and the Limited Partners, hereinafter collectively referred to as the "Partners," are parties to that certain Amended and Restated Agreement of Limited Partnership of Fayetteville Lithotripters Limited Partnership-Utah I, dated as of January 7, 1989 as amended (the "Agreement").

                  2. The Partners desire to further amend the Agreement to reflect the redemption by the Partnership of an aggregate 1.5% limited partner interest from Stacy Childs, M.D.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and agreements herein contained, the parties hereto agree as follows:

                           Schedule A-6 is deleted in its entirety and a new Schedule A-7, attached hereto is substituted in its place.

                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals effective as of the date first above written.

                                       GENERAL PARTNER:

                                       LITHOTRIPTERS, INC.


                                  By:/s/ Joseph Jenkins, M.D.
                                  --------------------------
                                            Joseph Jenkins, M.D.
                                            President

                                        ALL THE LIMITED PARTNERS OF
                                        THE PARTNERSHIP WHOSE NAMES
                                        APPEARED ON SCHEDULE A-6

                                                     By:/s/ Joseph Jenkins, M.D.
                                                     ---------------------------
                                                      Joseph Jenkins, M.D.
                                                      Attorney-in-Fact*
--------
     *Pursuant to a Power of Attorney given by the Limited Partners in the Agreement.

                                  SCHEDULE A-7


                        Schedule of Partnership Interests

              FAYETTEVILLE LITHOTRIPTERS LIMITED PARTNERSHIP-UTAH I

      CONTRIBUTIONS OF CAPITAL TO THE PARTNERSHIP AND PERCENTAGE INTERESTS

                                       Cash                   Percentage
General Partner                     Contribution (1)           Interest
------- -------                     ------------               --------

Lithotripters, Inc.                $    19,562.50            19.644670%
2008 Litho Place, Suite 201
Fayetteville, NC  28304

Limited Partners

Joseph Armstrong, M.D.             $ 2,000.00                 1.964467%
1055 North 300 West #303
Provo, UT 84604

Michael J. Bateman                   2,000.00                 1.964467%
Medical Arts Building
1448 East Center, #7
Pocatello, ID 83201

Hal H. Bourne, M.D.                  4,000.00                 2.913706%
324 Tenth Avenue, #178
Salt Lake City, UT 84103

Thomas W. Brady, M.D.                  400.00                  .261929%

Dean L. Bristow, M.D.                2,000.00                 1.964467%
50 South Medical Drive
Payson, UT 84651

Curtis Campbell, M.D.                2,000.00                 1.964467%
3905 Harrison Boulevard
Ogden, UT 84403

Peter M. Cannon, M.D.                3,000.00                    2.947208%
Teton Medical Specialty Center
2001 South Woodruff, Suite 4
Idaho Falls, ID 83404-6370

S. Corbin Clark, M.D.                2,000.00                    1.964467%
9690 South 1300 East, #100
Sandy, UT 84070

Paul K. Clark, M.D.                  2,000.00                    1.964467%
508 East South Temple
Suite 100
Salt Lake City, UT 84102

Robert C. Clift, M.D.                  400.00                     .392893%

Cottage Creek, L.L.C.                  N/A (3)                   1.015228%

Ronald H. Crouch, M.D.               4,000.00                    2.619289%
515 South 300 East
St. George, UT 84770

Duane E. Davis, M.D.                 2,000.00                     .982234%
930 North Fifth West
Provo, UT 84601

Danielle Davis Trust                   N/A (3)                    .982234%

Jonathan Garey-Sage, M.D.              400.00                     .392893%

David Henderson, M.D.                2,000.00                    1.964467%
415 Medical Drive, #202A
Bountiful, UT 84010

James C. Jensen, M.D.               52,500.00                     .761421%

Thomas H. Jordan                       750.00                     .491371%
82 Highwood Street
Louisville, KY 40206

David Kimball, M.D.                  4,000.00                    3.928934%
5770 South 250 East, #305
Salt Lake City, UT 84107

Kenneth Kofoed, M.D.                 2,000.00                    1.964467%
2084 North 1700 West
Layton, UT 84041

Richard E. Lee, M.D.                 2,000.00                    1.964467%
324 Tenth Avenue, #178
Salt Lake City, UT 84103

Lithotripters, Inc.                  4,000.00(2)                15.28934%
2008 Litho Place
Fayetteville, NC 28304

Ned L. Mangelson, M.D.               2,000.00                    1.964467%
333 South Ninth East
Salt Lake City, UT 84102

Michael McFadden, M.D.              35,000.00                     .507614%

Richard B. Melzer, M.D.              1,000.00                     .654822%
2825-8th Avenue North
Billings, MT 59101

Anthony W. Middleton, Jr., M.D.      2,000.00                    1.964467%
1060 East First South, #112
Salt Lake City, UT 84102

George W. Middleton, M.D.            2,000.00                    1.964467%
1060 East First South, #112
Salt Lake City, UT 84102

James F. Morrell, M.D.               2,000.00                    1.964467%
1220 East 3900 South
Salt Lake City, UT 84124

Steven L. Moss, M.D.                   400.00                     .261929%

Ronald I. Oldroyd, M.D.              3,000.00                    1.964467%
930 North 500 West
Provo, UT 84601

Stephen Richardson, M.D.             2,000.00                    1.309645%
3980 South 700 East, #20
Murray, UT 84107

Odell F. Rigby, M.D.                 4,000.00                    3.928934%
333 South Ninth East
Salt Lake City, UT 84102



Ronald J. Saunders, M.D.             2,000.00                    1.964467%
120 North, 1220 East
American fork, UT 84003

John G. Scott, M.D.                    400.00                     .261929%

Herbert B. Spencer, M.D.             2,000.00                    1.964467%
920 North Fifth West
Provo, UT 84601

Charles T. Swallow, M.D.             2,000.00                    1.309645%
225 East Fourth North
Logan, UT 84321

Roger H. Tall, M.D.                  4,000.00                    3.928934%
Teton Medical Specialty Center
2001 South Woodruff, Suite 8
Idaho Falls, ID 83404-6370

Timothy Taylor, M.D.                35,000.00                     .507614%

Perry T. Walters, M.D.               2,000.00                    1.964467%
425 Medical Drive
Bountiful, UT 84010

Vanez B. Wilson, M.D.                2,000.00                    1.309645%
3980 South 700 East, #20
Murray, UT 84107
                                  --------------                 -------

             TOTAL                $320,812.50                     100%


(1) The cash contributions reflect the initial cash contributions of those Partners who currently hold an interest in the Partnership.

(2) Lithotripters, Inc. acquired a portion of its limited partner interest pursuant to various assignments from existing limited partners and made no cash contributions to the Partnership for the limited partner interests received as a result of such assignments.

(3) Acquired its limited partner interest pursuant to assignment from existing limited partner and made no cash contributions to the Partnership for the limited partner interest received as a result of such assignment.